                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of report: September 18, 2000
                   Newcourt Equipment Trust Securities 1999-1


     A New York                Commission File               I.R.S. Employer
    Corporation                No. 108-2255                   No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:  SEPTEMBER 18, 2000   PAYMENT DATE:  SEPTEMBER 20, 2000
COLLECTION PERIOD:      AUGUST 31, 2000

ITEM 5.     OTHER
         I.    INFORMATION REGARDING THE CONTRACTS
            1.  CONTRACT POOL PRINCIPAL BALANCE
                a.    Beginning of Collection Period                            $ 1,206,580,680
                b.    End of Collection Period                                  $ 1,163,236,670
                c.    Reduction for Collection Period                           $    43,344,010
            2.  DELINQUENT SCHEDULED PAYMENTS
                a.    Beginning of Collection Period                            $    22,833,732
                b.    End of Collection Period                                  $    18,018,887
            3.  LIQUIDATED CONTRACTS
                a.    Number of Liquidated Contracts
                      with respect to Collection Period                                     270
                                                                                            ---
                b.    Required Payoff Amounts of Liquidated Contracts           $     5,056,637
                c.    Total Reserve for Liquidation Expenses                    $           -
                d.    Total Liquidation Proceeds Received (1)                   $     2,957,144
                e.    Liquidation Proceeds Allocated to Owner Trust             $     2,957,144
                f.    Liquidation Proceeds Allocated to Depositor               $           -
                g.    Current Realized Losses                                   $     2,099,494
            4.  PREPAID CONTACTS
                a.    Number of Prepaid Contracts with respect
                      to Collection Period                                                  924
                                                                                            ---
                b.    Required Payoff Amounts of Prepaid Contracts              $     4,674,573
            5.  PURCHASED CONTRACTS (BY TCC)
                a.    Number of Contracts Purchased by TCC with
                      respect to Collection Period                                           16
                                                                                             --
                b.    Required Payoff Amounts of Purchased Contracts                  $ 402,697


6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                   -------------------------------------------------------------------------
                                                                          % OF AGGREGATE
                     NUMBER OF           % OF     AGGREGATE REQUIRED      REQUIRED PAYOFF
                     CONTRACTS        CONTRACTS     PAYOFF AMOUNTS            AMOUNTS
                   -------------------------------------------------------------------------
a.    Current          69,030           92.51%     $ 1,080,862,759            91.50%
b.    31-60 days        2,997            4.02%     $    57,590,769             4.88%
c.    61-90 days        1,263            1.69%     $    20,584,281             1.74%
d.    91-120 days         618            0.83%     $    10,743,462             0.91%
e.    120+ days           708            0.95%     $    11,474,285             0.97%
f.    Total            74,616          100.00%     $ 1,181,255,557           100.00%

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

---------------------------------------------------------------------------------------------------------
                          % OF                  % OF                  % OF                  % OF
                       AGGREGATE             AGGREGATE             AGGREGATE              AGGREGATE
                    REQUIRED PAYOFF       REQUIRED PAYOFF       REQUIRED PAYOFF        REQUIRED PAYOFF
                        AMOUNTS               AMOUNTS               AMOUNTS                AMOUNTS
    COLLECTION
       PERIODS    31-60 DAYS PAST DUE   61-90 DAYS PAST DUE   91-120 DAYS PAST DUE   120+ DAYS PAST DUE
---------------------------------------------------------------------------------------------------------
    8/31/00              4.88%                 1.74%                 0.91%                  0.97%
    7/31/00              4.62%                 1.53%                 1.43%                  1.13%
    6/30/00              5.33%                 1.62%                 0.65%                  1.59%
    5/31/00              4.46%                 1.34%                 1.58%                  1.14%
    4/30/00              4.98%                 2.18%                 1.14%                  1.00%
    3/31/00              4.75%                 1.85%                 0.64%                  1.57%
    2/29/00              5.79%                 1.90%                 0.98%                  1.42%
    1/31/00              4.48%                 2.09%                 1.06%                  1.31%
   12/31/99              5.04%                 1.44%                 1.08%                  1.14%
   11/30/99              4.25%                 1.36%                 0.61%                  1.10%
   10/31/99              3.70%                 1.22%                 0.79%                  1.05%
    9/30/99              3.65%                 1.06%                 0.98%                  0.35%
    8/31/99              3.34%                 2.02%                 0.49%                  0.01%

8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                      ---------------------------------------------------------------------------------------
                                         COLLECTION        3 COLLECTION       6 COLLECTION PERIODS        CUMULATIVE SINCE
                                           PERIOD         PERIODS ENDING             ENDING                 CUT-OFF DATE
                                         AUGUST-00          AUGUST-00              AUGUST-00
                                      ---------------------------------------------------------------------------------------
a.    Number of Liquidated
      Contracts                             270                788                   1,728                      3,014
b.    Number of Liquidated
      Contracts as a Percentage
      of Initial Contracts                 0.313%             0.914%                 2.005%                    3.496%
c.    Required Payoff Amounts of
      Liquidated Contracts               5,056,637          20,719,421             41,166,808                69,466,284
d.    Liquidation Proceeds Allocated
      to Owner Trust                     2,957,144          9,879,424              15,966,346                22,574,715
e.    Aggregate Current Realized
      Losses                             2,099,494          10,839,997             25,200,461                46,891,569
f.    Aggregate Current Realized
      Losses as a Percentage of
      Cut-off Date Contract Pool
      Principal Balance                    0.114%             0.590%                 1.373%                    2.554%

II.   INFORMATION REGARDING THE SECURITIES

1.  SUMMARY OF BALANCE INFORMATION

   ------------------------------------------------------------------------------------------------------------------------
                               PRINCIPAL BALANCE AS OF   CLASS FACTOR AS OF   PRINCIPAL BALANCE AS OF   CLASS FACTORS AS OF
         CLASS        COUPON      SEPTEMBER 20, 2000     SEPTEMBER 20, 2000       AUGUST 21, 2000         AUGUST 21, 2000
                       RATE          PAYMENT DATE           PAYMENT DATE           PAYMENT DATE             PAYMENT DATE
   ------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes  5.971300%       $            0            0.00000             $            0             0.00000
b. Class A-2 Notes  6.310000%       $   10,316,683            0.05620             $   47,340,091             0.25786
c. Class A-3 Notes  6.920000%       $  679,271,171            1.00000             $  679,271,171             1.00000
d. Class A-4 Notes  7.180000%       $  318,523,103            1.00000             $  318,523,103             1.00000
e. Class A-5 Notes  6.990000%       $   45,148,664            0.67377             $   46,557,344             0.69479
f. Class B Notes    7.070000%       $   19,387,666            0.84484             $   20,110,080             0.87632
g. Class C Notes    7.210000%       $   42,652,399            0.84483             $   44,241,694             0.87631
h. Class D Notes    7.960000%       $   47,936,984            0.87038             $   50,537,197             0.91759
I. Total               N.A.         $1,163,236,670            0.63362             $1,206,580,680             0.65723

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,163,236,670 and the CCA Balance is 66,005,887

2.  TOTAL PRINCIPAL PAYMENT
    a.    Principal Balance of Notes
          (End of Prior Collection Period)                                          $ 1,206,580,680
    b.    Contract Pool Principal Balance (End of Collection Period)                $ 1,163,236,670
    c.    Total Principal Payment                                                   $    43,344,010
3.  GROSS COLLECTIONS
    a.    Scheduled Payments Received                                               $    46,158,019
    b.    Liquidation Proceeds Allocated to Owner Trust                             $     2,957,144
    c.    Required Payoff Amounts of Prepaid Contracts                              $     4,674,573
    d.    Required Payoff Amounts of Purchased Contracts                            $       402,697
    e.    Proceeds of Clean-up Call                                                 $           -
    f.    Investment Earnings on Collection Account and Note Distribution Account   $       266,170
    g.    Net Servicer Advances/(Recoveries)                                        $    (4,814,845)
    H.    TOTAL GROSS COLLECTIONS (SUM OF (a) THROUGH (f))                          $    49,643,759
4.  Determination of Available Funds
    a.    Total Pledged Revenues                                                    $    49,643,759
    b.    Withdrawal from Cash Collateral Account                                   $     1,720,804
    c.    Total Available Funds                                                     $    51,364,563
5.  CLASS A-3 SWAP
    a.    Payment Details
          1.  Class A-3 Principal Amount                                            $           -
          2.  Class A-3 Assumed Fixed Rate                                                   6.8360%
          3.  Class A-3 Assumed Fixed Rate Count (30/360)                               0.083333333
          4.  Class A-3 Interest Rate (Libor + .30%)                                        6.92000%
          5.  Class A-3 Interest Rate Day Count (Actual/360)                            0.083333333
    b.    Net Payment Calculation
          1. Class A-3 Assumed Fixed Payment to Swap Provider                       $     3,869,581
          2. Class A-3 Interest Payment                                             $     3,917,130
          3. Class A-3 Swap Payment From/(To) the Trust                             $       (47,549)

6.  APPLICATION OF AVAILABLE FUNDS

-------------------------------------------------------------------------------------
           ITEM                     AMOUNT                REMAINING AVAILABLE FUNDS
-------------------------------------------------------------------------------------
a.    Total Available Funds                                         $ 51,364,563
b.    Servicing Fee                  $ 1,005,484                    $ 50,359,079
c.    Interest on Notes:
      i)    Class A-1 Notes          $        -                     $ 50,359,079
      ii)   Class A-2 Notes          $   248,930                    $ 50,110,149
      iii)  Class A-3 Net Swap       $   (47,549)                   $ 50,157,698
      iv)   Class A-3 Notes          $ 3,917,130                    $ 46,240,568
      v)    Class A-4 Notes          $ 1,905,830                    $ 44,334,738
      vi)   Class A-5 Notes          $   271,197                    $ 44,063,541
      vii)  Class B Notes            $   118,482                    $ 43,945,059
      viii) Class C Notes            $   265,819                    $ 43,679,240
      ix)   Class D Notes            $   335,230                    $ 43,344,010
d.    Principal of Notes
      i)    Class A-1 Notes          $        -                     $ 43,344,010
      ii)   Class A-2 Notes          $37,023,408                    $  6,320,602
      iii)  Class A-3 Notes          $        -                     $  6,320,602
      iv)   Class A-4 Notes          $        -                     $  6,320,602
      v)    Class A-5 Notes          $ 1,408,680                    $  4,911,922
      vi)   Class B Notes            $   722,415                    $  4,189,507
      vii)  Class C Notes            $ 1,589,295                    $  2,600,213
      viii) Class D Notes            $ 2,600,213                    $         -
e.    Deposit to Cash                $        -                     $         -
      Collateral Account
f.    Amount to be applied in
      accordance with CCA            $        -                     $         -
      Loan Agreement
g.    Balance, if any, to Equity     $        -                     $         -

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

1.  BALANCE RECONCILIATION
    ----------------------------------------------------------------------------------------
                                                                         SEPTEMBER 20, 2000
                                  ITEM                                      PAYMENT DATE
    ----------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                         67,726,691
    b.    Deposits to Cash Collateral Account                                          -
    c.    Withdrawals from Cash Collateral Account                              1,720,804
    d.    Releases of Cash Collateral Account Surplus
          (Excess, if any of (a) plus (b) minus (c) over (f))                          -
    e.    Available Cash Collateral Amount (End)
          (Sum of (a) plus (b) minus (c) minus (d))                            66,005,887
    f.    Requisite Cash Collateral Amount                                     76,773,620
    g.    Cash Collateral Account Shortfall
          (Excess, if any, of (f) over (e))                                    10,767,734
2.        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
    a.    For any payment date on or prior to the
          August 2000 Payment Date  to,
          and including, the August 2000 Payment Date
          1) Initial Cash Collateral Amount                                   100,972,742
    b.    For any Payment Dates after the August 2000
          Payment Date until
           the Final Payment Date, the sum of
          1) 6.60% of the Contract Pool Principal Balance                      76,773,620
          2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                              0
          3) Total ((1) plus (2))                                              76,773,620
    c.    Floor equal to the lesser of
           1) 1.25% of Cut-Off Date Contract Pool Principal
          Balance ($22,948,350); and                                           22,948,350
          2) the Aggregate Principal Balance of the Notes
          and the Equity Certificate Balance                                1,163,236,670
    d.    Requisite Cash Collateral Amount                                     76,773,620
3.        CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
    a.    Interest Shortfalls                                                          -
    b.    Principal Deficiency Amount                                           1,720,804
    c.    Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                        -
    d.    Total Cash Collateral Account Withdrawals                             1,720,804

IV.    INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

---------------------------------------------------------------------------------------------
     DISTRIBUTION                CLASS A-1     CLASS A-2          CLASS A-3        CLASS A-4
       AMOUNTS                     NOTES         NOTES              NOTES            NOTES
----------------------------------------------------------------------------------------------
1. Interest Due                   $    -       $    248,930      $ 3,917,130      $ 1,905,830
2. Interest Paid                  $    -       $    248,930      $ 3,917,130      $ 1,905,830
3. Interest Shortfall
((1) minus (2))                   $    -       $        -        $       -        $       -
4. Principal Paid                 $    -       $ 37,023,408      $       -        $       -
5. Total Distribution Amount
((2) plus (4))                    $    -       $ 37,272,338      $ 3,917,130      $ 1,905,830


----------------------------------------------------------------------------------------------------------
     DISTRIBUTION              CLASS A-5        CLASS B        CLASS C        CLASS D
       AMOUNTS                   NOTES           NOTES          NOTES          NOTES         TOTALS
----------------------------------------------------------------------------------------------------------
1. Interest Due                $   271,197      $ 118,482    $   265,819     $   335,230    $  7,062,618
2. Interest Paid               $   271,197      $ 118,482    $   265,819     $   335,230    $  7,062,618
3. Interest Shortfall
((1) minus (2))                $       -        $     -      $       -       $       -      $        -
4. Principal Paid              $ 1,408,680      $ 722,415    $ 1,589,295     $ 2,600,213    $ 43,344,010
5. Total Distribution Amount
((2) plus (4))                 $ 1,679,877      $ 840,897    $ 1,855,114     $ 2,935,443    $ 50,406,628

V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

    ---------------------------------------------------------------------------------------
                                             AS OF END OF                  AS OF END OF
                 ITEM                         AUGUST-00                      JULY-00
                                          COLLECTION PERIOD             COLLECTION PERIOD
    ---------------------------------------------------------------------------------------
1.  ORIGINAL CONTRACT CHARACTERISTICS
    a.    Original Number of Contracts          86,204                         N.A.
    b.    Cut-Off Date Contract Pool
          Principal Balance                 1,835,868,028                      N.A.
    c.    Original Weighted Average
           Remaining Term                       47.00                          N.A.
    d.    Weighted Average
          Original Term                         55.00                          N.A.
2.  CURRENT CONTRACT CHARACTERISTICS
    a.    Number of Contracts                   74,616                        75,943
    b.    Average Contract
          Principal Balance                     15,590                        15,888
    c.    Weighted Average
           Remaining Term                        37.7                          38.4

VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE

------------------------------------------------------------------------------
PAYMENT DATE                                      SINCE ISSUE
  PERIOD                                              CPR
------------------------------------------------------------------------------
  0                          Aug-99
  1                          Sep-99                  7.696%
  2                          Oct-99                 10.521%
  3                          Nov-99                  9.958%
  4                          Dec-99                  8.758%
  5                          Jan-00                  8.327%
  6                          Feb-00                  9.785%
  7                          Mar-00                  9.516%
  8                          Apr-00                  9.315%
  9                          May-00                  9.708%
 10                          Jun-00                  9.706%
 11                          Jul-00                  9.497%
 12                          Aug-00                 11.356%
                             Sep-00                 10.971%



VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.


                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Pooling and Servicing Agreement, dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among Newcourt Equipment Trust Securities 1999-1, Antigua Funding Corporation,
   The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
    9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                               September 20, 2000

   This Certificate shall constitute the Servicer's Certificate as required by
     Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                                   AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                                   Executive Vice President, and Treasurer